FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                  Date of Report (Date of earliest event reported):
                                 December 1, 1997



                              WARNER-LAMBERT COMPANY
                 (Exact name of registrant as specified in its charter)



Delaware                1-3608                        22-1598912
(State or other         (Commission                   (IRS Employer
Jurisdiction of         File Number)                  Identification
incorporation)                                        No.)



201 Tabor Road, Morris Plains, New Jersey   07950
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (973) 540-2000


Item 5.     Other Events.


     On December 1, 1997, the Registrant issued a press release stating that the Parke-Davis division of the Registrant announced new label changes for REZULIN (troglitazone), its drug for type 2 diabetes. These changes will prominently recommend that physicians monitor patients more frequently for signs of liver dysfunction.

     The Company does not believe that the labeling changes will appreciably diminish the population of patients eligible for this important medication, but will be assessing, over the next few months, what effect, if any, the labeling changes may have on expected sales and earnings for 1998.

     The foregoing summary is qualified in its entirety by the complete text of the press release dated December 1, 1997, which is attached hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c)   Exhibits

            (99)   Additional Exhibits.

            (a)    Press Release dated December 1, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WARNER-LAMBERT COMPANY
                                   (Registrant)




Date:  December 1, 1997            By:  JOSEPH E. LYNCH
                                   Vice President and Controller
                                   (Principal Accounting Officer)


                                   Exhibit Index


Exhibit No.                Exhibit                               Page
No.

(99)                       Additional Exhibits.

                           (a)  Press Release dated
                                December 1, 1997


                                                    Exhibit 99(a)